UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019 (May 20, 2019)

DGSE COMPANIES, INC.

(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

13022 Preston Road

Dallas, Texas 75240

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code: (972) 587-4049

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	DGSE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Introduction

In its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 2019 (the “Initial Report”), DGSE Companies, Inc. (the “Company”) reported that Corrent Resources, LLC, a wholly owned subsidiary of the Company, acquired all of the assets of certain affiliated entities for approximately $6.9 million. This Current Report on Form 8-K/A amends and supplements the Initial Report to provide the historical financial statements and unaudited pro forma information required by item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim financial statements of Echo Environmental, LLC and its subsidiaries (the “Echo Entities”), including the Echo Entities’ unaudited balance sheet as of March 31, 2019, unaudited balance sheet derived from the audited financial statements as of December 31, 2018, unaudited statements of operations for the three months ended March 31, 2019 and 2018, unaudited statements of members’ deficit for the three months ended March 31, 2019 and 2018, unaudited statements of cash flow for the three months ended March 31, 2019 and 2018, and the notes related thereto are included as Exhibit 99.1.

The audited financial statements of the Echo Entities, including the Echo Entities audited balance sheets as of December 31, 2018 and 2017, statements of operations for the years ended December 31, 2018 and 2017, statements of changes in members’ deficit for the years ended December 31, 2018 and 2017, statements of cash flow for the years ended December 31, 2018 and 2017, the notes related thereto and the related independent auditor’s report are referenced as Exhibit 99.2.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company, including the unaudited pro forma combined balance sheet as of March 31, 2019, the unaudited combined statement of operations for the three months ended March 31, 2019, the unaudited combined statement of operations for the year ended December 31, 2018 and the notes related thereto are included as Exhibit 99.3.

(c) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Auditor.

99.1	Unaudited Consolidated Financial Statements of the Echo Entities as of March 31, 2019 and for the Three Months Ended March 31, 2019 and 2018.

99.2	Audited Consolidated Financial Statements of the Echo Entities as of December 31, 2018 and 2017 and for the Years Ended December 31, 2018 and 2017.

99.3	Unaudited Pro Forma Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

By:	/s/ John R. Loftus
John R. Loftus
Chief Executive Officer

Date: August 5, 2019